Exhibit 21.1

SUBSIDIARIES OF INSPERITY, INC.

•Insperity Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Insperity, Inc.
•Insperity Enterprises, Inc., a Texas corporation and wholly owned subsidiary of Insperity Holdings, Inc.
•Administaff Partnerships Holding, Inc., a Delaware corporation and wholly owned subsidiary of Insperity Holdings, Inc.
•Insperity Captive Insurance Companies Limited, a Texas corporation and wholly owned subsidiary of Administaff Partnerships Holding, Inc.
•Insperity Business Services, L.P., a Delaware limited partnership, with Insperity Holdings, Inc. being a 1% general partner and Administaff Partnerships Holding, Inc. being a 99% limited partner.
•Insperity Retirement Services, L.P., a Delaware limited partnership, with Insperity Holdings, Inc. being a 1% general partner and Administaff Partnerships Holding, Inc. being a 99% limited partner.
•Insperity Services, L.P., a Delaware limited partnership, with Insperity Holdings, Inc. being a 1% general partner and Administaff Partnerships Holding, Inc. being a 99% limited partner.
•Administaff Partnerships Holding II, Inc., a Delaware corporation and wholly owned subsidiary of Insperity Services, L.P.
•Insperity GP, Inc., a Delaware corporation and wholly owned subsidiary of Insperity Services, L.P.
•Insperity Support Services, L.P., a Delaware limited partnership, with Insperity GP, Inc. being a 1% general partner and Administaff Partnerships Holding II, Inc. being a 99% limited partner.
•Administaff Companies, Inc., a Delaware corporation and wholly owned subsidiary of Insperity Holdings, Inc.
•Administaff Partnerships Holding III, Inc., a Delaware corporation and wholly owned subsidiary of Administaff Companies, Inc.
•Insperity PEO Services, L.P., a Delaware limited partnership, with Administaff Companies, Inc. being a 1% general partner and Administaff Partnerships Holding III, Inc. being a 99% limited partner.
•Insperity Insurance Services, L.L.C., a Delaware limited liability company and wholly owned subsidiary of Insperity PEO Services, L.P.
•Insperity Employment Screening, L.L.C, a Delaware limited liability company and wholly owned subsidiary of Insperity Holdings, Inc.
•Insperity Expense Management, Inc. a California corporation and wholly owned subsidiary of Insperity Holdings, Inc.
•Insperity Payroll Services, L.L.C., a Delaware limited liability company and wholly owned subsidiary of Insperity Business Services, L.P.
•IPS Client Trust, a Delaware statutory trust and wholly owned subsidiary of Insperity Payroll Services, L.L.C.